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                                                                    EXHIBIT 99.1

                                                                   PRESS RELEASE


[ELOYALTY LOGO]

OPTIMIZING CUSTOMER INTERACTIONS(TM)


FOR IMMEDIATE RELEASE:

Contact:
Steven Pollema
eLoyalty Corporation
+1 (847) 582-7100
ir@eloyalty.com
www.eLoyalty.com



eLoyalty's Contact Center Service Line Gains Significant Momentum


Lake Forest, IL, January 25, 2005 - eLoyalty Corporation (Nasdaq: ELOY), a leading management consulting, systems integration, and managed services company, today announced that its Contact Center Optimization Solutions (CCOS) Service Line gained significant momentum in the fourth quarter of 2004, as evidenced by:

     o Winning five new client engagements

     o Being named a Value Added Reseller by ScanSoft, Inc.

The partnership with ScanSoft, Inc. enhances eLoyalty's capability to bring advanced speech recognition solutions to its clients. The five new engagements are initial assessments covering contact center issues such as speech-enabled self-service, contact center consolidation, and computer-telephony integration
(CTI).

While these new engagements did not have a material impact on fourth quarter revenues, the company considers them significant for the following reasons:

     o They provide validation of eLoyalty's strength and depth in Contact Center operational and technology issues

     o They create opportunities for add-on work in 2005

CCOS is one of eLoyalty's four strategic service lines. It helps clients improve the efficiency and effectiveness of contact center operations by focusing on:

     o Speech-enabled self-service to reduce cost

     o Contact center infrastructure to improve call resolution and efficiency

     o Optimized workflow to reduce handle times

     o Optimized workforce management to improve utilization

     o Consolidation of disparate contact centers to improve efficiency



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                                                                   PRESS RELEASE
[ELOYALTY LOGO]

OPTIMIZING CUSTOMER INTERACTIONS(TM)


ABOUT ELOYALTY CORPORATION

eLoyalty is a leading management consulting, systems integration, and managed services company focused on optimizing customer interactions. With professionals in offices throughout North America and Europe, eLoyalty's broad range of enterprise Customer Relationship Management (CRM)-related services and solutions include creating customer strategies; defining technical architectures; selecting, implementing, and integrating best-of-breed CRM software applications; and providing ongoing support for multivendor systems. The combination of eLoyalty's methodologies and technical expertise enables eLoyalty to deliver the tangible economic benefits of customer loyalty for its Global 2000 and government clients. For more information about eLoyalty, visit www.eloyalty.com or call 877-2ELOYAL.




ASSUMPTIONS UNDERLYING FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS


Statements in this press release that do not involve strictly historical or factual matters are forward-looking statements within the meaning of the "safe harbor" provisions of the federal securities laws. Forward-looking statements are based on current management expectations, forecasts, and assumptions. These forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements and speak only as of the date of this release. Among the factors that could cause actual results to differ are the ability of eLoyalty to maintain its pricing and utilization rates and control its costs, the sustainability of the economic recovery in the U.S. and other markets in which we operate, recruitment and retention of personnel, possible termination of projects by major clients, variations in the timing, initiation, or completion of client assignments, absence of long-term contracts with clients, growth management, project risks, and technological advances. For further information about these and other risks, see eLoyalty's recent SEC filings, including, without limitation, its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as those identified under "Risk Factors" in the Registration Statement on Form S-3 filed on September 24, 2002.




Contact:
Steven Pollema
eLoyalty Corporation
+1 (847) 582-7100
ir@eloyalty.com
www.eLoyalty.com

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